EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Galileo Life Sciences, Inc. (formerly Modern Mobility Aids, Inc), (the "Registrant") on Form 10-Q for the quarterly period ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Declan French, Chief Executive Officer and Director of the Registrant, certify, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report, to which this certification is attached as Exhibit 32, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant

Date: February 22, 2016

By:	/s/ Declan French
Declan French
Chief Executive Officer and Director